UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.       )

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Filed by a Party other than the Registrant ☐
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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12
Ciena Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
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IMPORTANT ANNUAL SHAREHOLDERS’ MEETING INFORMATION
YOUR VOTE COUNTS!

Shareholder Meeting Notice	C0123456789	12345

Important Notice Regarding the Availability of Proxy Materials for the
Ciena Corporation 2009 Annual Meeting of Shareholders to be Held on March 25, 2009
Under new Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a printed copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The annual report and proxy statement are available at:

Easy Online Access — A Convenient Way to View Proxy Materials and Vote
When you go online to view materials, you can also vote your shares or request printed materials.
Step 1: Go to www.envisionreports.com/ciena.
Step 2: Click the Cast your Vote or Request Printed Materials section.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future mailings.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before March 11, 2009 to facilitate timely delivery.

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Shareholder Meeting Notice

The Ciena Corporation 2009 Annual Meeting of Shareholders will be held on March 25, 2009 at The Westin Baltimore Washington Airport – BWI, 1110 Old Elkridge Landing Road, Linthicum, MD 21090, at 3:00 p.m. Eastern Time. Directions to the annual meeting can be found in the proxy statement.
Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.
The Board of Directors recommends that you vote “FOR” the following proposals:
1.	Election of two Class III directors: Stephen P. Bradley, Ph.D. Bruce L. Claflin

2.	Ratification of the appointment of PricewaterhouseCoopers LLP as Ciena’s independent registered public accounting firm for the fiscal year ending October 31, 2009.
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or continuation thereof.
Please note: This is not a proxy. To vote your shares you must vote online or request a set of printed proxy materials to receive a proxy card. If you wish to attend and vote at the annual meeting, please bring this notice and identification with you.

Here’s how to order a paper copy of the proxy materials:
PLEASE NOTE: You must use the numbers in the shaded bar on the reverse side when requesting a set of proxy materials.
→	Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a set of proxy materials.

→	Internet – Go to www.envisionreports.com/ciena. Follow the instructions to log in and order a set of proxy materials.

→	Email – Send an email message with “Proxy Materials Order” in the subject line and, in the body of the message, your full name and address and the three numbers located in the shaded bar on the reverse side to investorvote@computershare.com.
To facilitate timely delivery, please make your request for a paper copy of the proxy materials by March 11, 2009.
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